                                                                    Exhibit 23.1






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-64073, 333-79319 and 333-70442 on Form S-8 and Amendment No.2 to
Registration Statement No. 333-107072 of Florida Banks, Inc. on Form S-3 of our report dated March 16, 2004, appearing in this Annual Report on Form 10-K of Florida Banks, Inc. for the year ended December 31, 2003.



/s/ Deloitte & Touche LLP

March 30, 2004
Jacksonville, Florida